Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
December 31, 2012

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 18 properties totaling 8,271 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
39
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee
Kenneth Fisher
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director
Sheli Z. Rosenberg
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Stephen M. Briggs
Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
John K.T. Barrett
Senior Vice President, Asset Management
Gregory A. Brenner
Vice President, Controller
Michael A. Dalton
Vice President, Design
Eric D. Hassberger
Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
James L. Porter
Vice President, Internal Audit
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Carlo Santarelli	(212) 250-5815

Green Street Advisors	Lukas Hartwich	(949) 640-8780

International Strategy & Investment Group, Inc.	Ian Weissman	(212) 446-9461

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	December 31, 2012
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	204,309	204,309
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,610	1,610
Value Creation Plan units outstanding under the deferral program	1,301	1,301
Combined shares and units outstanding	208,073	208,073
Common stock price at end of period	$6.40	$6.40
Common equity capitalization	$1,331,667	$1,331,667
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,322,297	1,322,297
Pro rata share of unconsolidated debt	221,200	—
Pro rata share of consolidated debt	(135,160)	—
Cash and cash equivalents	(80,074)	(80,074)
Total enterprise value	$2,949,032	$2,862,992
Net Debt / Total Enterprise Value	45.0%	43.4%
Preferred Equity / Total Enterprise Value	9.8%	10.1%
Common Equity / Total Enterprise Value	45.2%	46.5%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Revenues:
Rooms	$123,051	$99,985	$446,760	$410,315
Food and beverage	76,164	71,207	273,857	267,194
Other hotel operating revenue	23,584	21,047	82,922	80,907
Lease revenue	1,273	1,675	4,778	5,422
Total revenues	224,072	193,914	808,317	763,838
Operating Costs and Expenses:
Rooms	34,268	28,359	124,896	114,087
Food and beverage	56,508	50,018	199,573	192,028
Other departmental expenses	58,424	51,808	211,981	207,664
Management fees	6,972	6,516	24,984	24,719
Other hotel expenses	16,482	14,311	56,842	53,808
Lease expense	1,155	1,163	4,580	4,865
Depreciation and amortization	27,048	25,840	103,464	112,062
Impairment losses and other charges	18,843	—	18,843	—
Corporate expenses	8,225	15,650	31,857	39,856
Total operating costs and expenses	227,925	193,665	777,020	749,089
Operating (loss) income	(3,853)	249	31,297	14,749
Interest expense	(16,862)	(19,299)	(75,489)	(86,447)
Interest income	95	49	217	173
Loss on early extinguishment of debt	—	—	—	(1,237)
Loss on early termination of derivative financial instruments	—	—	—	(29,242)
Equity in losses of unconsolidated affiliates	(11,431)	(2,949)	(13,485)	(9,215)
Foreign currency exchange gain (loss)	94	(79)	(1,075)	(2)
Other income, net	455	1,051	1,820	5,767
Loss before income taxes and discontinued operations	(31,502)	(20,978)	(56,715)	(105,454)
Income tax expense	(796)	(691)	(1,011)	(970)
Loss from continuing operations	(32,298)	(21,669)	(57,726)	(106,424)
Income (loss) from discontinued operations, net of tax	—	357	(535)	101,572
Net loss	(32,298)	(21,312)	(58,261)	(4,852)
Net loss attributable to the noncontrolling interests in SHR's operating partnership	58	99	184	29
Net loss (income) attributable to the noncontrolling interests in consolidated affiliates	1,880	614	2,771	(383)
Net loss attributable to SHR	(30,360)	(20,599)	(55,306)	(5,206)
Preferred shareholder dividends	(6,041)	4,682	(24,166)	(18,482)
Net loss attributable to SHR common shareholders	$(36,401)	$(15,917)	$(79,472)	$(23,688)
Basic Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.18)	$(0.09)	$(0.40)	$(0.70)
Income (loss) from discontinued operations attributable to SHR common shareholders	—	—	—	0.57
Net loss attributable to SHR common shareholders	$(0.18)	$(0.09)	$(0.40)	$(0.13)
Weighted average common shares outstanding	206,836	186,151	201,109	176,576
Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.18)	$(0.09)	$(0.40)	$(0.70)
Income (loss) from discontinued operations attributable to SHR common shareholders	—	—	—	0.57
Net loss attributable to SHR common shareholders	$(0.18)	$(0.09)	$(0.40)	$(0.13)
Weighted average common shares outstanding	206,836	186,151	201,109	176,576

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012 and 2011
Consolidated Balance Sheets
(in thousands, except share data)

	December 31,
	2012	2011
Assets
Investment in hotel properties, net	$1,970,560	$1,692,431
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $10,812 and $8,915	30,631	30,635
Investment in unconsolidated affiliates	112,488	126,034
Cash and cash equivalents	80,074	72,013
Restricted cash and cash equivalents	58,579	39,498
Accounts receivable, net of allowance for doubtful accounts of $1,602 and $1,698	45,620	43,597
Deferred financing costs, net of accumulated amortization of $7,049 and $3,488	11,695	10,845
Deferred tax assets	2,203	2,230
Prepaid expenses and other assets	54,208	29,047
Total assets	$2,406,417	$2,086,689
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,176,297	$1,000,385
Bank credit facility	146,000	50,000
Accounts payable and accrued expenses	228,397	249,179
Distributions payable	—	72,499
Deferred tax liabilities	47,275	47,623
Total liabilities	1,597,969	1,419,686
Noncontrolling interests in SHR’s operating partnership	5,463	4,583
Commitments and contingencies
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $103,704 and $130,148 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 and $112,775 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,693 and $119,377 in the aggregate)	92,489	92,489
Common shares ($0.01 par value per share; 350,000,000 and 250,000,000 common shares authorized; 204,308,710 and 185,627,199 common shares issued and outstanding)	2,043	1,856
Additional paid-in capital	1,730,535	1,634,067
Accumulated deficit	(1,245,927)	(1,190,621)
Accumulated other comprehensive loss	(58,871)	(70,652)
Total SHR’s shareholders’ equity	707,328	654,198
Noncontrolling interests in consolidated affiliates	95,657	8,222
Total equity	802,985	662,420
Total liabilities, noncontrolling interests and equity	$2,406,417	$2,086,689

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011
Discontinued Operations
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotel was sold during 2011 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Paris Marriott Champs Elysees (Paris Marriott)	April 6, 2011	$60,003
The following is a summary of income (loss) from discontinued operations for the three months and years ended December 31, 2012 and 2011 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Hotel operating revenues	$—	$—	$—	$9,743
Operating costs and expenses	—	—	—	9,456
Operating income	—	—	—	287
Foreign currency exchange (loss) gain	—	—	(535)	51
Other income, net	—	—	—	326
Income tax expense	—	—	—	(379)
Gain on sale	—	357	—	101,287
Income (loss) from discontinued operations	$—	$357	$(535)	$101,572

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

Investments in Unconsolidated Affiliates
(in thousands)
On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate that owns the Hotel del Coronado. Pursuant to the terms of the recapitalization, our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. On December 17, 2012, we acquired an additional interest in the entity increasing our ownership to 36.4%. On June 9, 2011, we completed a recapitalization of the Fairmont Scottsdale Princess hotel. As part of the recapitalization, our ownership interest in the Fairmont Scottsdale Princess hotel decreased from 100% to 50%. We account for these investments using the equity method of accounting.

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$29,888	$20,546	$50,434	$30,324	$18,322	$48,646
Property EBITDA (100%)	$7,201	$3,034	$10,235	$7,697	$2,052	$9,749
Equity in losses of unconsolidated affiliates (SHR ownership)
Property EBITDA	$2,491	$1,517	$4,008	$2,640	$1,026	$3,666
Depreciation and amortization	(1,797)	(1,823)	(3,620)	(1,674)	(1,765)	(3,439)
Interest expense	(2,549)	(189)	(2,738)	(2,515)	(204)	(2,719)
Other expenses, net	(7,869)	(111)	(7,980)	(22)	(17)	(39)
Income taxes	90	—	90	(49)	—	(49)
Equity in losses of unconsolidated affiliates	$(9,634)	$(606)	$(10,240)	$(1,620)	$(960)	$(2,580)
EBITDA Contribution:
Equity in losses of unconsolidated affiliates	$(9,634)	$(606)	$(10,240)	$(1,620)	$(960)	$(2,580)
Depreciation and amortization	1,797	1,823	3,620	1,674	1,765	3,439
Termination fee	7,820	—	7,820	—	—	—
Interest expense	2,549	189	2,738	2,515	204	2,719
Income taxes	(90)	—	(90)	49	—	49
EBITDA Contribution	$2,442	$1,406	$3,848	$2,618	$1,009	$3,627
FFO Contribution:
Equity in losses of unconsolidated affiliates	$(9,634)	$(606)	$(10,240)	$(1,620)	$(960)	$(2,580)
Depreciation and amortization	1,797	1,823	3,620	1,674	1,765	3,439
Termination fee	7,820	—	7,820	—	—	—
FFO Contribution	$(17)	$1,217	$1,200	$54	$805	$859

	Year Ended December 31, 2012			Year Ended December 31, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$140,220	$77,281	$217,501	$136,727	$30,711	$167,438
Property EBITDA (100%)	$40,722	$12,777	$53,499	$42,445	$(1,144)	$41,301
Equity in losses of unconsolidated affiliates (SHR ownership)
Property EBITDA	$13,989	$6,389	$20,378	$14,662	$(572)	$14,090
Depreciation and amortization	(6,895)	(7,145)	(14,040)	(6,637)	(4,022)	(10,659)
Interest expense	(10,093)	(778)	(10,871)	(9,897)	(452)	(10,349)
Other expenses, net	(7,931)	(155)	(8,086)	(1,569)	(657)	(2,226)
Income taxes	383	—	383	505	—	505
Equity in losses of unconsolidated affiliates	$(10,547)	$(1,689)	$(12,236)	$(2,936)	$(5,703)	$(8,639)
EBITDA Contribution
Equity in losses of unconsolidated affiliates	$(10,547)	$(1,689)	$(12,236)	$(2,936)	$(5,703)	$(8,639)
Depreciation and amortization	6,895	7,145	14,040	6,637	4,022	10,659
Termination fee	7,820	—	7,820	—	—	—
Interest expense	10,093	778	10,871	9,897	452	10,349
Income taxes	(383)	—	(383)	(505)	—	(505)
EBITDA Contribution	$13,878	$6,234	$20,112	$13,093	$(1,229)	$11,864
FFO Contribution
Equity in losses of unconsolidated affiliates	$(10,547)	$(1,689)	$(12,236)	$(2,936)	$(5,703)	$(8,639)
Depreciation and amortization	6,895	7,145	14,040	6,637	4,022	10,659
Termination fee	7,820	—	7,820	—	—	—
FFO Contribution	$4,168	$5,456	$9,624	$3,701	$(1,681)	$2,020

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate		Spread over LIBOR		Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	5.80%	(b)	480 bp	(b)	$425,000	March 2016
Cash and cash equivalents					(7,929)
Net Debt					$417,071
Fairmont Scottsdale Princess
CMBS Mortgage	0.57%		36 bp		$133,000	April 2015
Cash and cash equivalents					(4,626)
Net Debt					$128,374

(a)	Includes extension options.

(b)	Subject to a 1% LIBOR floor.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	February 2011	2.00%	$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013	2.50%	$425,000	March 2013
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

Leasehold Information
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Paris Marriott (a):
Property EBITDA	$—	$—	$—	$3,455
Revenue (b)	$—	$—	$—	$3,455

Lease expense	—	—	—	(3,274)
Less: Deferred gain on sale-leaseback	—	—	—	(1,214)
Adjusted lease expense	—	—	—	(4,488)

EBITDA contribution from leasehold	$—	$—	$—	$(1,033)

Marriott Hamburg:
Property EBITDA	$1,472	$1,568	$5,876	$6,603
Revenue (b)	$1,273	$1,675	$4,778	$5,422

Lease expense	(1,155)	(1,163)	(4,580)	(4,865)
Less: Deferred gain on sale-leaseback	(50)	(66)	(200)	(217)
Adjusted lease expense	(1,205)	(1,229)	(4,780)	(5,082)

EBITDA contribution from leasehold	$68	$446	$(2)	$340

Total Leaseholds:
Property EBITDA	$1,472	$1,568	$5,876	$10,058
Revenue (b)	$1,273	$1,675	$4,778	$8,877

Lease expense	(1,155)	(1,163)	(4,580)	(8,139)
Less: Deferred gain on sale-leasebacks	(50)	(66)	(200)	(1,431)
Adjusted lease expense	(1,205)	(1,229)	(4,780)	(9,570)

EBITDA contribution from leaseholds	$68	$446	$(2)	$(693)

	December 31,
Security Deposit (c):	2012	2011
Marriott Hamburg	$2,507	$2,462

(a)
On April 6, 2011, we sold our leasehold interest in the Paris Marriott hotel. The results of operations for the Paris Marriott hotel have been classified as discontinued operations for all periods presented.

(b)
For the year ended December 31, 2011, Revenue for the Paris Marriott hotel represents Property EBITDA. For the three months and years ended December 31, 2012 and 2011, Revenue for the Marriott Hamburg hotel represents lease revenue.

(c)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Net loss attributable to SHR common shareholders	$(36,401)	$(15,917)	$(79,472)	$(23,688)
Depreciation and amortization	27,048	25,840	103,464	112,062
Interest expense	16,862	19,299	75,489	86,447
Income taxes—continuing operations	796	691	1,011	970
Income taxes—discontinued operations	—	—	—	379
Noncontrolling interests	(58)	(99)	(184)	(29)
Adjustments from consolidated affiliates	(4,217)	(1,302)	(8,599)	(6,733)
Adjustments from unconsolidated affiliates	6,956	6,928	27,562	23,221
Preferred shareholder dividends	6,041	(4,682)	24,166	18,482
EBITDA	17,027	30,758	143,437	211,111
Realized portion of deferred gain on sale-leaseback—continuing operations	(50)	(66)	(200)	(217)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Gain on sale of assets— discontinued operations	—	(357)	—	(101,287)
Impairment losses and other charges	18,843	—	18,843	—
Loss on early extinguishment of debt	—	—	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange (gain) loss—continuing operations (a)	(94)	79	1,075	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(1,352)	9,529	1,407	18,607
Severance charges	2,485	—	2,485	—
Management agreement termination fee (b)	7,820	—	7,820	—
Comparable EBITDA	$44,679	$39,943	$175,402	$154,790

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)
Our share of the Hotel del Coronado management agreement termination fee included in both equity in losses of unconsolidated affiliates and net loss attributable to the noncontrolling interests in consolidated affiliates.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

Reconciliation of Net Loss Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Net loss attributable to SHR common shareholders	$(36,401)	$(15,917)	$(79,472)	$(23,688)
Depreciation and amortization	27,048	25,840	103,464	112,062
Corporate depreciation	(190)	(273)	(979)	(1,141)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Gain on sale of assets—discontinued operations	—	(357)	—	(101,287)
Realized portion of deferred gain on sale-leaseback—continuing operations	(50)	(66)	(200)	(217)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	—	—	—	379
Noncontrolling interests adjustments	(127)	(135)	(501)	(575)
Adjustments from consolidated affiliates	(1,906)	(664)	(4,091)	(4,486)
Adjustments from unconsolidated affiliates	3,923	3,740	15,258	11,763
FFO	(7,703)	12,168	33,479	(11,044)
Redeemable noncontrolling interests	69	36	317	546
FFO—Fully Diluted	(7,634)	12,204	33,796	(10,498)
Impairment losses and other charges	18,843	—	18,843	—
Non-cash mark to market of interest rate swaps	(7,833)	(1,696)	(12,238)	(2,183)
Loss on early extinguishment of debt	—	—	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange (gain) loss—continuing operations (a)	(94)	79	1,075	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(1,352)	9,529	1,407	18,607
Severance charges	2,485	—	2,485	—
Management agreement termination fee (b)	7,820	—	7,820	—
Comparable FFO	$12,235	$20,116	$53,723	$36,356
Comparable FFO per fully diluted share	$0.06	$0.11	$0.26	$0.20
Weighted average diluted shares (c)	209,307	188,340	203,605	179,319

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)
Our share of the Hotel del Coronado management agreement termination fee included in both equity in losses of unconsolidated affiliates and net loss attributable to the noncontrolling interests in consolidated affiliates.

(c)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Marriott London Grosvenor Square (c)	1.62%	110 bp (c)	$115,468	October 2013
North Beach Venture	5.00%	Fixed	1,476	January 2014
Bank credit facility	3.21%	300 bp	146,000	June 2015
Four Seasons Washington, D.C.	3.36%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	214,186	June 2017
Fairmont Chicago	6.09%	Fixed	95,167	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	190,000	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	90,000	December 2017
InterContinental Miami	3.71%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.06%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021
			$1,322,297

(a)
Spread over LIBOR (0.21% at December 31, 2012). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)	Principal balance of £71,070,000 at December 31, 2012. Spread over three-month GBP LIBOR (0.52% at December 31, 2012).

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $18,000,000 is payable at a fixed rate of 10.00%.
Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£71,070	October 2013
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2013	126,334
2014	15,348
2015	162,246
2016	150,661
2017	549,516
Thereafter	318,192
$1,322,297

Percent of fixed rate debt including U.S. and European swaps	74.8%
Weighted average interest rate including U.S. and European swaps (e)	6.45%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.21

(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

Portfolio Data
Portfolio at December 31, 2012
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR December 2012 Property EBITDA	QTR December 2012 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	16%	$9,440
InterContinental Chicago (a)	Chicago, IL	792	10%	11%	5,989
Hotel del Coronado (b)	Coronado, CA	757	9%	5%	2,491
Fairmont Chicago	Chicago, IL	687	8%	6%	3,003
Fairmont Scottsdale Princess (c)	Scottsdale, AZ	649	8%	3%	1,517
InterContinental Miami	Miami, FL	641	8%	6%	3,474
JW Marriott Essex House Hotel (d)	New York, NY	509	6%	11%	5,896
Hyatt Regency La Jolla (e)	La Jolla, CA	419	5%	2%	1,062
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	4%	2,277
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	2%	1,284
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	5%	2,544
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	5%	2,531
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	6%	3,069
Four Seasons Silicon Valley (f)	East Palo Alto, CA	200	2%	3%	1,761
Four Seasons Jackson Hole (f)	Teton Village, WY	124	1%	—%	17
Total United States		7,583	92%	85%	46,355
Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	6%	3,330
Total Mexican		173	2%	6%	3,330
Total North American		7,756	94%	91%	49,685
European:
Marriott Hamburg (g)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	9%	4,690
Total European		515	6%	9%	4,690
		8,271	100%	100%	$54,375

(a)
Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the InterContinental Chicago hotel and consolidated this hotel for reporting purposes. On June 24, 2011, we purchased the remaining 49% interest and now own 100% of this hotel.

(b)
Prior to February 4, 2011, we owned a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate and our ownership interest decreased from 45% to 34.3%. On December 17, 2012, we acquired an additional interest increasing our ownership interest to 36.4%. We account for this investment under the equity method of accounting and record equity in losses of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our ownership interests.

(c)
Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting and record equity in losses of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership.

(d)
On September 14, 2012, we purchased a 51% controlling interest in this hotel. We have included the results of this hotel in the percentage of Property EBITDA and quarterly Property EBITDA calculations above only for our period of ownership.

(e)
Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel. On June 24, 2011, we purchased an additional 2.5% interest and continue to consolidate this hotel for reporting purposes.

(f)	On March 11, 2011, we purchased these hotels.

(g)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended December 31, 2012
Seasonality by Geographic Region
(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel and (ii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition property and the related date of purchase is as follows: JW Marriott Essex House Hotel (September 14, 2012).

United States Hotels (as of December 31, 2012)
Acquisition property revenues - 1 Property and 509 Rooms
Same store property revenues - 12 Properties and 5,668 Rooms

	Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	Total
Acquisition property revenues (a)	$—	$—	$3,838	$24,625	$28,463
Acquisition property revenues (b)	14,706	23,377	15,719	—	53,802
Same store property revenues	159,384	182,367	185,409	176,516	703,676
Total pro forma revenues	$174,090	$205,744	$204,966	$201,141	$785,941
Pro forma seasonality %	22.1%	26.2%	26.1%	25.6%	100.0%

Mexican Hotel (as of December 31, 2012)
Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	Total
Same store property revenues	$9,930	$8,153	$3,755	$11,261	$33,099
Same store seasonality %	30.0%	24.6%	11.4%	34.0%	100.0%

North American Hotels (as of December 31, 2012)
Acquisition property revenues - 1 Property and 509 Rooms
Same store property revenues - 13 Properties and 5,841 Rooms

	Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	Total
Acquisition property revenues (a)	$—	$—	$3,838	$24,625	$28,463
Acquisition property revenues (b)	14,706	23,377	15,719	—	53,802
Same store property revenues	169,314	190,520	189,164	187,777	736,775
Total pro forma revenues	$184,020	$213,897	$208,721	$212,402	$819,040
Same store seasonality %	22.5%	26.1%	25.5%	25.9%	100.0%

European Hotels (as of December 31, 2012)
Same store property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	Total
Same store property revenues	$12,477	$15,303	$15,849	$15,727	$59,356
Same store seasonality %	21.0%	25.8%	26.7%	26.5%	100.0%

(a) Acquisition property revenues for our period of ownership
(b) Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

Operating Statistics by Geographic Region
The Total United States portfolio is derived from our hotel portfolio at December 31, 2012, consisting of all properties located in the United States with the exception of the JW Marriott Essex House Hotel, including the Four Seasons Jackson Hole hotel, the Four Seasons Silicon Valley hotel and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total North American portfolio includes the Total United States portfolio and the Four Seasons Punta Mita Resort. Adjustments to the same store portfolios are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel, (ii) exclusion of the JW Marriott Essex House Hotel for the three months and year ended December 31, 2012 and 2011, (iii) exclusion of the Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels for the year ended December 31, 2012 and 2011, (iv) exclusion of Paris Marriott hotel as this property's results of operations were reclassified to discontinued operations for the periods presented and (v) presentation of the hotels without regard to either ownership structure or leaseholds.
Total United States Hotels (as of December 31, 2012)
14 Properties
7,074 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2012	2011	Change		2012	2011	Change
ADR	$251.17	$243.88	3.0%		$258.21	$246.22	4.9%
Average Occupancy	68.7%	67.5%	1.2	pts	72.4%	71.0%	1.4	pts
RevPAR	$172.62	$164.53	4.9%		$186.98	$174.74	7.0%
Total RevPAR	$344.60	$334.72	3.0%		$355.90	$336.43	5.8%
Property EBITDA Margin	20.6%	19.7%	0.9	pts	22.7%	21.5%	1.2	pts
Total North American Hotels (as of December 31, 2012)
15 Properties
7,247 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2012	2011	Change		2012	2011	Change
ADR	$259.92	$252.71	2.9%		$263.63	$252.29	4.5%
Average Occupancy	68.2%	67.0%	1.2	pts	71.7%	70.3%	1.4	pts
RevPAR	$177.14	$169.27	4.6%		$188.95	$177.47	6.5%
Total RevPAR	$353.17	$341.92	3.3%		$359.88	$341.18	5.5%
Property EBITDA Margin	21.0%	20.1%	0.9	pts	22.6%	21.6%	1.0	pts
Same Store North American Hotels (as of December 31, 2012)
13 Properties (three month period) 11 Properties (year)
5,841 Rooms (three month period) 5,517 Rooms (year)

	Three Months Ended December 31,				Years Ended December 31,
	2012	2011	Change		2012	2011	Change
ADR	$256.01	$248.74	2.9%		$246.42	$236.24	4.3%
Average Occupancy	70.4%	68.9%	1.5	pts	73.5%	71.8%	1.7	pts
RevPAR	$180.22	$171.30	5.2%		$181.18	$169.54	6.9%
Total RevPAR	$344.45	$333.81	3.2%		$331.68	$314.26	5.5%
Property EBITDA Margin	21.2%	20.1%	1.1	pts	22.4%	21.1%	1.3	pts
Same Store European Hotels (as of December 31, 2012)
2 Properties
515 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2012	2011	Change		2012	2011	Change
ADR	$277.82	$270.60	2.7%		$280.13	$280.41	(0.1)%
Average Occupancy	81.7%	82.4%	(0.7)	pts	82.8%	81.7%	1.1	pts
RevPAR	$227.07	$223.06	1.8%		$231.84	$229.21	1.1%
Total RevPAR	$331.93	$342.54	(3.1)%		$314.90	$318.88	(1.2)%
Property EBITDA Margin	39.2%	39.7%	(0.5)	pts	39.4%	37.4%	2.0	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three months and years ended December 31, 2012 and 2011. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended December 31,				Years Ended December 31,
UNITED STATES HOTELS:	2012	2011	Change		2012	2011	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$15,937	$16,978	(6.1)%		$61,181	$59,272	3.2%
Property EBITDA	$3,003	$3,947	(23.9)%		$10,655	$11,467	(7.1)%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	67.3%	68.5%	(1.2)	pts	67.7%	66.4%	1.3	pts
ADR	$230.09	$228.27	0.8%		$218.57	$212.06	3.1%
RevPAR	$154.74	$156.42	(1.1)%		$147.97	$140.87	5.0%
Total RevPAR	$252.16	$268.63	(6.1)%		$243.32	$236.37	2.9%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% as of December 31, 2012 and 2011, respectively):
Total revenues	$20,546	$18,322	12.1%		$77,281	$73,245	5.5%
Property EBITDA	$3,034	$2,052	47.9%		$12,777	$10,128	26.2%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	64.6%	65.0%	(0.4)	pts	64.7%	65.3%	(0.6)	pts
ADR	$208.84	$205.77	1.5%		$224.70	$215.39	4.3%
RevPAR	$134.99	$133.73	0.9%		$145.34	$140.57	3.4%
Total RevPAR	$344.11	$306.86	12.1%		$325.35	$309.20	5.2%

FOUR SEASONS JACKSON HOLE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$6,141	$5,600	9.7%		$34,845	N/A	N/A
Property EBITDA	$17	$(370)	104.6%		$5,783	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2011, average occupancy was 56.7%, ADR was $522.12, RevPAR was $296.09 and Total RevPAR was $691.68.):

Rooms	124	124	—		124	N/A	N/A
Average occupancy	36.4%	36.0%	0.4	pts	59.4%	N/A	N/A
ADR	$573.40	$514.89	11.4%		$543.99	N/A	N/A
RevPAR	$208.79	$185.32	12.7%		$323.10	N/A	N/A
Total RevPAR	$538.34	$490.90	9.7%		$767.79	N/A	N/A

FOUR SEASONS SILICON VALLEY
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$8,352	$7,634	9.4%		$32,458	N/A	N/A
Property EBITDA	$1,761	$1,319	33.5%		$6,880	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2011, average occupancy was 68.2%, ADR was $298.36, RevPAR was $203.38 and Total RevPAR was $388.43.):

Rooms	200	200	—		200	N/A	N/A
Average occupancy	67.2%	65.4%	1.8	pts	73.8%	N/A	N/A
ADR	$334.24	$303.04	10.3%		$319.14	N/A	N/A
RevPAR	$224.54	$198.19	13.3%		$235.36	N/A	N/A
Total RevPAR	$453.89	$414.88	9.4%		$443.42	N/A	N/A

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

	Three Months Ended December 31,				Years Ended December 31,
	2012	2011	Change		2012	2011	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$15,645	$16,421	(4.7)%		$61,171	$61,736	(0.9)%
Property EBITDA	$3,069	$3,783	(18.9)%		$12,586	$14,305	(12.0)%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	62.8%	71.8%	(9.0)	pts	69.7%	71.5%	(1.8)	pts
ADR	$578.58	$525.01	10.2%		$527.77	$530.23	(0.5)%
RevPAR	$363.26	$377.20	(3.7)%		$367.90	$378.97	(2.9)%
Total RevPAR	$766.02	$804.00	(4.7)%		$752.85	$761.89	(1.2)%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 36.4% and 34.3% as of December 31, 2012 and 2011, respectively):
Total revenues	$29,888	$30,324	(1.4)%		$140,220	$136,727	2.6%
Property EBITDA	$7,201	$7,697	(6.4)%		$40,722	$42,445	(4.1)%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	53.6%	53.9%	(0.3)	pts	65.7%	67.1%	(1.4)	pts
ADR	$352.97	$340.98	3.5%		$378.90	$358.33	5.7%
RevPAR	$189.13	$183.82	2.9%		$248.74	$240.60	3.4%
Total RevPAR	$429.16	$435.41	(1.4)%		$506.10	$494.84	2.3%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$7,881	$7,074	11.4%		$35,239	$32,998	6.8%
Property EBITDA	$1,062	$658	61.4%		$6,945	$5,309	30.8%
Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	67.9%	59.4%	8.5	pts	75.0%	72.9%	2.1	pts
ADR	$154.56	$157.52	(1.9)%		$165.38	$158.68	4.2%
RevPAR	$104.92	$93.56	12.1%		$123.97	$115.62	7.2%
Total RevPAR	$204.44	$183.52	11.4%		$229.79	$215.76	6.5%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$20,286	$19,461	4.2%		$74,349	$67,537	10.1%
Property EBITDA	$5,989	$5,502	8.9%		$18,408	$16,959	8.5%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	80.2%	76.5%	3.7	pts	77.5%	76.5%	1.0	pts
ADR	$205.92	$204.75	0.6%		$193.97	$186.26	4.1%
RevPAR	$165.16	$156.62	5.5%		$150.32	$142.47	5.5%
Total RevPAR	$278.41	$267.09	4.2%		$256.49	$233.63	9.8%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

	Three Months Ended December 31,				Years Ended December 31,
	2012	2011	Change		2012	2011	Change
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$14,162	$12,123	16.8%		$54,956	$47,430	15.9%
Property EBITDA	$3,474	$2,824	23.0%		$13,857	$10,737	29.1%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	83.2%	74.7%	8.5	pts	78.5%	70.5%	8.0	pts
ADR	$164.26	$156.68	4.8%		$169.12	$162.79	3.9%
RevPAR	$136.59	$117.02	16.7%		$132.67	$114.72	15.6%
Total RevPAR	$240.15	$205.56	16.8%		$234.25	$202.72	15.6%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$24,625	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$5,896	N/A	N/A		N/A	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2011, average occupance was 80.4%, ADR was $491.72, RevPAR was $395.46 and Total RevPAR was $553.61. For the year ended December 31, 2012, average occupancy was 81.3%, ADR was $395.61, RevPAR was $321.55 and Total RevPAR was $437.42. For the year ended December 31, 2011, average occupancy was 78.3%, ADR was $407.79, RevPAR was $319.43 and Total RevPAR was $450.32.):

Rooms	509	N/A	N/A		N/A	N/A	N/A
Average occupancy	82.8%	N/A	N/A		N/A	N/A	N/A
ADR	$476.46	N/A	N/A		N/A	N/A	N/A
RevPAR	$394.49	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$543.58	N/A	N/A		N/A	N/A	N/A

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$10,697	$10,860	(1.5)%		$50,676	$48,139	5.3%
Property EBITDA	$2,544	$2,601	(2.2)%		$14,448	$12,655	14.2%
Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	74.6%	77.5%	(2.9)	pts	86.3%	86.6%	(0.3)	pts
ADR	$301.29	$274.18	9.9%		$322.49	$298.57	8.0%
RevPAR	$224.79	$212.46	5.8%		$278.17	$258.50	7.6%
Total RevPAR	$339.96	$345.15	(1.5)%		$404.85	$385.64	5.0%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$10,811	$11,557	(6.5)%		$32,503	$32,570	(0.2)%
Property EBITDA	$1,284	$1,097	17.0%		$2,087	$2,268	(8.0)%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	56.5%	54.5%	2.0	pts	59.6%	52.1%	7.5	pts
ADR	$134.24	$128.31	4.6%		$125.81	$124.11	1.4%
RevPAR	$75.80	$69.98	8.3%		$74.98	$64.61	16.1%
Total RevPAR	$248.13	$265.25	(6.5)%		$229.55	$230.02	(0.2)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

	Three Months Ended December 31,				Years Ended December 31,
	2012	2011	Change		2012	2011	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$14,987	$14,196	5.6%		$58,024	$55,666	4.2%
Property EBITDA	$2,531	$2,208	14.6%		$11,613	$9,444	23.0%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	64.0%	66.0%	(2.0)	pts	65.6%	67.7%	(2.1)	pts
ADR	$410.33	$378.00	8.6%		$391.87	$358.94	9.2%
RevPAR	$262.50	$249.51	5.2%		$257.09	$243.06	5.8%
Total RevPAR	$624.15	$591.21	5.6%		$607.41	$584.33	3.9%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$15,202	$14,012	8.5%		$74,326	$64,658	15.0%
Property EBITDA	$2,277	$1,105	106.1%		$20,813	$13,896	49.8%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	52.2%	49.6%	2.6	pts	63.5%	60.8%	2.7	pts
ADR	$342.51	$322.01	6.4%		$376.81	$339.83	10.9%
RevPAR	$178.86	$159.69	12.0%		$239.26	$206.73	15.7%
Total RevPAR	$417.26	$384.61	8.5%		$512.82	$447.34	14.6%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$36,416	$35,882	1.5%		$133,948	$128,899	3.9%
Property EBITDA	$9,440	$9,050	4.3%		$31,304	$28,883	8.4%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	80.7%	81.0%	(0.3)	pts	82.4%	82.6%	(0.2)	pts
ADR	$241.26	$232.99	3.5%		$230.81	$213.32	8.2%
RevPAR	$194.76	$188.79	3.2%		$190.10	$176.28	7.8%
Total RevPAR	$331.23	$326.38	1.5%		$306.26	$295.52	3.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

	Three Months Ended December 31,				Years Ended December 31,
MEXICAN HOTEL:	2012	2011	Change		2012	2011	Change
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$11,261	$10,181	10.6%		$33,100	$33,792	(2.0)%
Property EBITDA	$3,330	$2,814	18.3%		$7,074	$7,659	(7.6)%
Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	44.4%	47.0%	(2.6)	pts	41.5%	44.8%	(3.3)	pts
ADR	$820.16	$777.05	5.5%		$650.37	$645.00	0.8%
RevPAR	$364.17	$365.33	(0.3)%		$269.61	$289.13	(6.8)%
Total RevPAR	$707.55	$639.66	10.6%		$522.75	$535.15	(2.3)%

EUROPEAN HOTELS:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,335	$5,979	(10.8)%		$21,105	$23,428	(9.9)%
Property EBITDA	$1,472	$1,568	(6.1)%		$5,876	$6,603	(11.0)%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	79.8%	81.7%	(1.9)	pts	81.8%	82.3%	(0.5)	pts
ADR	$187.53	$189.97	(1.3)%		$183.97	$199.17	(7.6)%
RevPAR	$149.60	$155.16	(3.6)%		$150.53	$163.84	(8.1)%
Total RevPAR	$208.60	$233.77	(10.8)%		$207.43	$230.88	(10.2)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$10,392	$10,251	1.4%		$38,251	$36,514	4.8%
Property EBITDA	$4,690	$4,877	(3.8)%		$17,484	$15,812	10.6%
Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	84.0%	83.3%	0.7	pts	83.9%	81.1%	2.8	pts
ADR	$378.39	$363.31	4.2%		$390.17	$377.05	3.5%
RevPAR	$317.93	$302.71	5.0%		$327.22	$305.88	7.0%
Total RevPAR	$476.59	$470.14	1.4%		$440.97	$422.10	4.5%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended December 31,				Years Ended December 31,
	2012		2011		2012		2011
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$3,003	$3,003	$3,947	$3,947	$10,655	$10,655	$11,467	$11,467
Fairmont Scottsdale Princess (a)	3,034	—	2,052	—	12,777	—	10,128	11,272
Four Seasons Jackson Hole (b)	17	17	(370)	(370)	5,783	5,783	—	2,592
Four Seasons Silicon Valley (b)	1,761	1,761	1,319	1,319	6,880	6,880	—	3,823
Four Seasons Washington, D.C.	3,069	3,069	3,783	3,783	12,586	12,586	14,305	14,305
Hotel del Coronado (c)	7,201	—	7,697	—	40,722	—	42,445	—
Hyatt Regency La Jolla	1,062	1,062	658	658	6,945	6,945	5,309	5,309
InterContinental Chicago	5,989	5,989	5,502	5,502	18,408	18,408	16,959	16,959
InterContinental Miami	3,474	3,474	2,824	2,824	13,857	13,857	10,737	10,737
JW Marriott Essex House Hotel (d)	—	5,896	—	—	—	6,812	—	—
Loews Santa Monica Beach Hotel	2,544	2,544	2,601	2,601	14,448	14,448	12,655	12,655
Marriott Lincolnshire Resort	1,284	1,284	1,097	1,097	2,087	2,087	2,268	2,268
Ritz-Carlton Half Moon Bay	2,531	2,531	2,208	2,208	11,613	11,613	9,444	9,444
Ritz-Carlton Laguna Niguel	2,277	2,277	1,105	1,105	20,813	20,813	13,896	13,896
Westin St. Francis	9,440	9,440	9,050	9,050	31,304	31,304	28,883	28,883
Four Seasons Punta Mita Resort	3,330	3,330	2,814	2,814	7,074	7,074	7,659	7,659
Marriott Hamburg (e)	1,472	118	1,568	512	5,876	198	6,603	557
Marriott London Grosvenor Square	4,690	4,690	4,877	4,877	17,484	17,484	15,812	15,812
	$56,178	$50,485	$52,732	$41,927	$239,312	$186,947	$208,570	$167,638
Adjustments:
Impairment losses and other charges		(18,843)		—		(18,843)		—
Corporate expenses		(8,225)		(15,650)		(31,857)		(39,856)
Interest income		95		49		217		173
Loss on early extinguishment of debt		—		—		—		(1,237)
Loss on early termination of derivative financial instruments		—		—		—		(29,242)
Equity in losses of unconsolidated affiliates		(11,431)		(2,949)		(13,485)		(9,215)
Foreign currency exchange gain (loss)		94		(79)		(1,075)		(2)
Other income, net		455		1,051		1,820		5,767
Income (loss) from discontinued operations		—		357		(535)		101,572
Income taxes—discontinued operations		—		—		—		379
Noncontrolling interest in consolidated affiliates		1,880		614		2,771		(383)
Adjustments from consolidated affiliates		(4,217)		(1,302)		(8,599)		(6,733)
Adjustments from unconsolidated affiliates		6,956		6,928		27,562		23,221
Other adjustments		(222)		(188)		(1,486)		(971)
EBITDA		$17,027		$30,758		$143,437		$211,111

(a)
Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting. Therefore, EBITDA related to our interest in this property subsequent to June 9, 2011 is reflected in adjustments from unconsolidated affiliates for the three months and years ended December 31, 2012 and 2011 Property EBITDA represents 100% of revenue and expenses generated by the property.

(b)
On March 11, 2011, we purchased the Four Seasons Jackson Hole and the Four Seasons Silicon Valley hotels. We have not included the results of these hotels in Property EBITDA for the year ended December 31, 2011 above since we did not own the properties for the entire period.

(c)
We account for this property under the equity method of accounting. Therefore, EBITDA related to our interest in this property is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by this property.

(d)
On September 14, 2012, we purchased a 51% controlling interest in this hotel. We have not included the results of this hotel in Property EBITDA for the three months ended December 31, 2011 and the years ended December 31, 2012 and 2011 above since we did not own the property for the entire periods.

(e)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2012 and 2011

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended December 31, 2012			Year Ended December 31, 2012
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$3,003	$—	$3,003	$10,655	$—	$10,655
Four Seasons Silicon Valley	1,761	—	1,761	6,880	—	6,880
Four Seasons Washington, D.C.	3,069	—	3,069	12,586	—	12,586
Hyatt Regency La Jolla	1,062	(494)	568	6,945	(3,229)	3,716
InterContinental Chicago	5,989	—	5,989	18,408	—	18,408
InterContinental Miami	3,474	—	3,474	13,857	—	13,857
JW Marriott Essex House Hotel	5,896	(2,889)	3,007	6,812	(3,338)	3,474
Westin St. Francis	9,440	—	9,440	31,304	—	31,304
Total Urban Hotels	33,694	(3,383)	30,311	107,447	(6,567)	100,880
Resorts:
Fairmont Scottsdale Princess	3,034	(1,628)	1,406	12,777	(6,544)	6,233
Four Seasons Jackson Hole	17	—	17	5,783	—	5,783
Four Seasons Punta Mita Resort	3,330	—	3,330	7,074	—	7,074
Hotel del Coronado	7,201	(4,759)	2,442	40,722	(26,844)	13,878
Loews Santa Monica Beach Hotel	2,544	—	2,544	14,448	—	14,448
Marriott Lincolnshire Resort	1,284	—	1,284	2,087	—	2,087
Ritz-Carlton Half Moon Bay	2,531	—	2,531	11,613	—	11,613
Ritz-Carlton Laguna Niguel	2,277	—	2,277	20,813	—	20,813
Total Resorts	22,218	(6,387)	15,831	115,317	(33,388)	81,929
European Hotels:
Marriott Hamburg	1,472	(1,404)	68	5,876	(5,878)	(2)
Marriott London Grosvenor Square	4,690	—	4,690	17,484	—	17,484
Total European Hotels	6,162	(1,404)	4,758	23,360	(5,878)	17,482
	$62,074	$(11,174)	$50,900	$246,124	$(45,833)	$200,291

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	60%			50%
Resorts	31%			41%
European Hotels	9%			9%
Total	100%			100%

Total United States Urban Hotels (as of December 31, 2012) (a)
7 Properties
4,156 Rooms
	Three Months Ended December 31,				Years Ended December 31,
	2012	2011	Change		2012	2011	Change
ADR	$230.54	$226.82	1.6%		$224.25	$215.06	4.3%
Average Occupancy	75.9%	73.7%	2.2	pts	76.6%	74.6%	2.0	pts
RevPAR	$174.91	$167.16	4.6%		$171.70	$160.50	7.0%
Total RevPAR	$310.39	$302.27	2.7%		$298.01	$280.98	6.1%
Property EBITDA Margin	23.4%	23.4%	—	pts	22.2%	21.6%	0.6	pts

Total United States Resorts (as of December 31, 2012)
7 Properties
2,918 Rooms
	Three Months Ended December 31,				Years Ended December 31,
	2012	2011	Change		2012	2011	Change
ADR	$288.00	$273.47	5.3%		$313.97	$296.61	5.9%
Average Occupancy	58.8%	58.8%	—	pts	66.5%	65.7%	0.8	pts
RevPAR	$169.45	$160.89	5.3%		$208.75	$195.02	7.0%
Total RevPAR	$391.95	$379.64	3.2%		$438.41	$415.44	5.5%
Property EBITDA Margin	17.4%	15.6%	1.8	pts	23.1%	21.5%	1.6	pts

(a) Excludes JW Marriott Essex House Hotel.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2012

2013 Guidance
(in millions, except per share data)

	Year Ended December 31, 2013
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	4.0%	6.0%
North American same store RevPAR growth (a)	5.0%	7.0%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the JW Marriott Essex House Hotel, which was acquired in 2012.

	Year Ended December 31, 2013
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(55.7)	$(40.7)
Depreciation and amortization	119.4	119.4
Interest expense	97.4	97.4
Income taxes	1.4	1.4
Noncontrolling interests	(0.1)	(0.1)
Adjustments from consolidated affiliates	(16.0)	(16.0)
Adjustments from unconsolidated affiliates	24.6	24.6
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Comparable EBITDA	$195.0	$210.0

	Year Ended December 31, 2013
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(55.7)	$(40.7)
Depreciation and amortization	118.5	118.5
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Noncontrolling interests	(0.1)	—
Adjustments from consolidated affiliates	(8.4)	(8.4)
Adjustments from unconsolidated affiliates	14.9	14.9
Comparable FFO	$69.0	$84.1
Comparable FFO per diluted share	$0.33	$0.40